SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549


                          FORM  8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     July 10, 1995

Commission        Registrant, State of Incorporation,       I.R.S. Employer
File Number       Address and Telephone Number              Identification No.


1-1443            Central and South West Corporation         51-0007707
                  (A Delaware corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, TX 75202-1234
                  (214) 777-1000


0-340             West Texas Utilities Company               75-0646790
                  (A Texas corporation)
                  301 Cypress Street
                  Abilene, TX 79601-5820
                  (915) 674-7000











      This combined Form 8-K is separately filed by Central and South West Corporation and West Texas Utilities Company. Information contained herein relating to an individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other company.

ITEM 5. OTHER EVENTS

WEST TEXAS UTILITIES COMPANY (WTU) REGULATORY MATTERS

WTU Deferred Accounting - Docket No. 7289

Background of Docket No. 7289

     In September 1987, WTU received an order (1987 Order) from the Public Utility Commission of Texas (Texas Commission) in Docket No. 7289, Application of WTU for Deferred Accounting Treatment of Certain Oklaunion - Related Costs. The 1987 Order authorized WTU to defer operating expenses and carrying costs associated with Oklaunion Power Station Unit No. 1 (Oklaunion) incurred subsequent to its December 1986 commercial operation date until December 1987 (the deferral period) when retail rates including Oklaunion in WTU's rate base became effective. As a result, WTU originally recorded approximately $32 million of Oklaunion deferred costs, of which approximately $25 million were carrying costs, to be recovered and amortized over the remaining life of the plant.

     Following a series of appeals challenging the 1987 Order, the Supreme Court of Texas in October 1994 remanded WTU's deferred accounting case to the Texas Commission to make a formal finding whether the deferral of Oklaunion costs was necessary to protect WTU's financial integrity during the deferral period as opposed to the measurable harm standard used in the 1987 Order to conclude that deferral of the Oklaunion costs was appropriate.

Recent Developments
     On July 10, 1995, the Administrative Law Judge (ALJ) in WTU's proceeding before the Texas Commission, entitled Petition of WTU for Approval of Deferred Accounting Treatment of Certain Oklaunion-Related Costs upon Remand (Docket No. 13949), issued a Proposal for Decision (PFD) and Proposed Order. In the PFD, the ALJ recommended that the 1987 Order be reversed and WTU's request for deferred accounting treatment for Oklaunion be denied.

     In recommending denial of deferred accounting treatment for WTU, the ALJ claimed that deferred accounting was not necessary to protect WTU's financial integrity. If the Texas Commission upholds the ALJ's recommendation, WTU would be required to write off the $26.5 million current balance of unamortized deferred accounting costs related to Oklaunion.

     Further, WTU has been recovering deferred accounting costs since December 1987 through rates approved in Texas rate case proceeding Docket No. 7510. The final Texas Commission order in Docket No. 7510 has been the subject of several legal proceedings and the issue of deferred accounting in Docket No. 7510 remains on appeal. Specifically, the Court of Appeals in February 1995 remanded Docket No. 7510 to the Texas Commission to reexamine the issue of deferred costs in light of the remand of Docket No. 7289 discussed above. WTU and other parties to the proceeding have since filed an Application for Writ of Error with the Supreme Court of Texas seeking discretionary review by that court of among other things, the Court of Appeals decision to remand the deferred accounting issue to the Texas Commission.

     If the Texas Commission adopts the PFD as proposed, WTU may be required to refund to customers deferred accounting costs recovered in rates since December 1987. However, due to uncertainties inherent in the regulatory process, WTU is unable to predict the timing or the amount, if any, of a refund to customers that could result.

     WTU's estimate of the maximum potential amounts its earnings could be impacted are set forth in the following table:

                                                 Pre-tax     After-tax
                                             ($ millions at June 30, 1995)
Write-off of 6/30/95 balance of unamortized
 deferred accounting costs                        $26.5       $20.4
Maximum potential refund of previously
 collected deferred accounting costs
 (including interest of approximately
 $7.1 million)                                     37.3        24.2

     The Texas Commission is scheduled to consider the ALJ's recommendation at its Final Order Meeting to be held on August 2, 1995. The timing of the resolution of WTU's currently pending rate case, Docket No. 13369, could be impacted by the resolution of remanded Docket No. 13949.

     While management can give no assurances as to the outcome of the remanded proceeding, management believes that all of the Oklaunion deferred costs were necessary to preserve WTU's financial integrity during the deferral period and, accordingly, that the 1987 Order should be upheld. Although WTU will continue to pursue its position vigorously before the Texas Commission, WTU can give no assurance as to what action the Texas Commission will take or the results of any appeals that may arise therefrom. If WTU's deferred accounting treatment is ultimately reversed and not favorably resolved, WTU could experience a material adverse effect on its results of operations and financial condition and CSW could experience a material adverse effect on its consolidated results of operations in the year recorded but not on its continuing consolidated results of operations or financial condition.

Deferred Accounting for Central Power and Light Company (CPL)
     CPL, a wholly owned subsidiary of CSW, was granted deferred accounting treatment for certain South Texas
Project Nuclear Generating Station costs (STP Costs) by
Texas Commission orders issued in October 1990 and December 1990, respectively. In 1994, the Supreme Court of Texas sustained deferred accounting as an appropriate mechanism for the Texas Commission to use in preserving the financial
integrity of CPL.   Because the Texas Commission formally
concluded that deferred accounting treatment with respect to the STP Costs was necessary to preserve the financial integrity of CPL, the WTU deferred accounting proceedings discussed above are not expected to affect CPL's continued use of deferred accounting with respect to the STP Costs.

Additional Information
     Deferred accounting for CPL and WTU has been the subject of various regulatory and legal proceedings. For further information and earlier developments related to CPL's and WTU's deferred accounting matters and WTU's pending rate case, reference is made to CSW's, CPL's and WTU's combined 1994 Annual Report on Form 10-K and combined
Quarterly Report on Form 10-Q for the quarter ended March
31, 1995.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned registrant shall be deemed to relate only to matters having reference to such registrant or its subsidiaries.




                             CENTRAL AND SOUTH WEST CORPORATION


Date:  July 18, 1995

                             By:  /s/ Wendy G. Hargus
                                    Wendy G. Hargus
                                     Controller



                             WEST TEXAS UTILITIES COMPANY


Date: July 18, 1995

                              By:  /s/ R. Russell Davis
                                    R. Russell Davis
                                      Controller